Dear Shareholder:

We are pleased to present this semiannual report for Centennial California Tax Exempt Trust. For the six-month reporting period that ended December 31, 2000, the Trust provided a 3.15% compounded annual yield. Without the effects of compounding, the equivalent yield was 3.10%. For investors in the 36% federal tax bracket, this is equivalent to a taxable yield of 4.92% with compounding and 4.84% without compounding. As of December 31, 2000, the seven-day annualized yields, with and without compounding, were 3.35% and 3.29%, respectively.[1]

Interest rates were driven higher by a series of short-term interest rate hikes initiated by the Federal Reserve Board (“the Fed”) in late 1999 and early 2000. The Fed raised rates a total of six times during that period in an effort to avert inflation and slow the overheated U.S. economy, culminating in an aggressive half-point increase in mid-May 2000. Although the l ast of these rate hikes occurred before the reporting period began, expectations of further raises maintained upward pressure on bond yields for much of the period.

Soon after the start of the reporting period, however, signs began to emerge that the Federal Reserve Board's interest rate hikes were having the desired effect of slowing the economy. Softer retail sales, fewer housing starts and tame inflation statistics contributed to a sense among investors that growth was moderating.	In fact, it was later revealed that the U.S. economy grew at a relatively modest 2.4% in the third quarter, which is within the range that most economists consider low enough to prevent a reacceleration of inflation. As a result, the Federal Reserve Board held monetary policy steady during the six-month reporting period, leaving interest rates unchanged at their meetings in June, August, October, November and December.

One significant effect of the appare nt economic slowdown was a severe decline in most growth-oriented areas of the stock market, which may have created a “reverse wealth effect” in which consumers curtailed their spending because of the belief that they had become less affluent. In turn, lower levels of consumer spending created an additional drag on the economy.

Finally, in California, the local economy was generally even stronger than the national economy. As a result, tax revenues for the state and many local governments exceeded expectations, curtailing the need to borrow and sharply reducing the available supply of newly issued California tax-exempt money market instruments. With robust demand for a limited supply of California municipal notes, prices rose and yields fell.

In this environment, we began the reporting period with the Fund's average maturity—a measure of sensitivity to changing interest rates—positioned toward the short end of its range.

An investment in the Trust is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.
This posture was designed to give us the flexibility we needed to capture higher yields as they became available in a rising interest rate environment while maintaining a stable $1 share price. Of course, while we strive to maintain a $1 share price, there is no guarantee that this objective will be achieved.

When it later became apparent that the economy was slowing and that money market yields were more likely to decline than rise, we decided to extend the Trust's average maturity to lock in prevailing yields for as long as practical. Accordingly, we reduced our holdings of variable rate demand notes (VRDN), which are tax-exempt securities with yields that adjust on a daily or weekly basis. We redeployed those assets to longer term, fixed rate securities, including insured municipal notes and put bonds, which are securities that permit redemption for full face value at predetermined intervals. Because of the relative shortage of California municipal notes, we also invested in notes issued by Puerto Rico, which are exempt from federal and state personal income taxes for California residents. While some of these securities may be insured or guaranteed by their issuers, the fund itself is neither guaranteed nor insured .

Although this strategy caused us initially to sacrifice some yield in October and November, we were able to maintain yields at a relatively high level when short-term yields declined in December in response to various economic, supply-and-demand and year-end factors.	Looking forward, we believe that California tax-exempt money market yields remain more likely to fall than climb. With the economy slowing demonstrably, the Fed recently reversed the direction of monetary policy and reduced interest rates. Therefore, we have continued to maintain a longer-than-average maturity stance for the Trust. In addition, we have intensified our focus on the credit quality of the Trust's holdings. That's because pot ential fiscal problems become more likely in a slower economic environment. We are also closely monitoring the credit rankings of California issuers and utility companies in general. In our view, this asset mix positions us appropriately to seek to produce a competitive tax-exempt yield at the same time that we maintain liquidity and preserve shareholders' capital.

Sincerely,

James C. Swain
Chairman
Centennial California Tax Exempt Trust

President
Centennial California Tax Exempt Trust

January 23, 2001

Statement of Investments December 31, 2000 (Unaudited)
Centennial California Tax Exempt Trust

Short-Term Tax-Exempt Obligations—98.5% California—93.7%	Principal Amount	value See Note 1
CA GOB, 4.34%(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$ 5,000,000
CA GOUN, 4.25%, 12/1/01 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	670,000	672,553
CA HF FAU RB, Series 152, FSA Insured, 4.24%(1) . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	4,500,000
CA HFA RB, Series CMC2, AMBAC Insured, 4.15%(1) . . . . . . . . . . . . . . . . . . . . . .	4,725,000	4,725,000
CA PCFAU RB, Chevron USA, Inc. Project, 4.15%, 5/15/01(2) . . . . . . . . . . . . . . . .	2,500,000	2,500,000
CA PCFAU RB, Southern California Edison Co. Project, Series C, 4.15%, 1/12/01(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,400,000	6,400,000
CA Refunding GOUN, 5.50%, 12/1/01 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	830,000	842,393
CA SCDAU MH RB, Greentree Sr. Apts. Project, Series P, 4.94%(1) . . . . . . . . . . . .	7,350,000	7,350,000
CA School Cash Reserve Program Authority Nts., Series A, 5.25%, 7/3/01(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,500,000	20,609,394
CA Statewide CDC IDV RB, Propak California Corp., Series B, 5%(1) . . . . . . . . . . .	530,000	530,000
CA Statewide CDC RB, Fibrebond, Inc., 5%(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,175,000	1,175,000
CA University Board of Regents RB, 3.90%, 1/2/01(2) . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,000,000
Long Beach, CA Harbor RB, MBIA Insured, 9%, 5/15/01 . . . . . . . . . . . . . . . . . . . . .	6,180,000	6,286,912
Los Angeles Cnty., CA MTAU Sales Tax RB, AMBAC Insured, Series SG54, 4.34%(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,000,000
Los Angeles Cnty., CA TAN & RAN, Series A, 5%, 6/29/01 . . . . . . . . . . . . . . . . . . .	6,500,000	6,525,731
Los Angeles Cnty., CA Transportation Commission Sales Tax RB, Prerefunded, Series A, 6.90%, 7/1/01(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,624,063
Los Angeles Cnty., CA Transportation Commission Sales Tax RRB, Series B, FGIC Insured, 5.75%, 7/1/01 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,262,744
Los Angeles, CA Airport RB, Series SG61, 4.41%(1) . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,000,000
Los Angeles, CA USD RB, ABN AMRO Munitops Certificates Trust, Series 1999–7, MBIA Insured, 4.34%(1)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,000,000
Los Angeles, CA Wastewater System RB, 3.65%, 2/1/01(2) . . . . . . . . . . . . . . . . . . .	4,500,000	4,500,000
Modesto, CA Irrigation District FAU RB, Series SG66, 4.34%(1) . . . . . . . . . . . . . . . .	5,500,000	5,500,000
Oceanside, CA MH RRB, Lakeridge Apts. Project, 4.60%(1) . . . . . . . . . . . . . . . . . .	6,000,000	6,000,000
Sacramento Cnty., CA HAU MH RB, Shadowood Apts. Project, Issue A, 4.25%(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,000,000
Sacramento, CA FAU RB, Prerefunded, 6.70%, 11/1/01(2) . . . . . . . . . . . . . . . . . . . .	955,000	995,735
Sacramento, CA MH RB, Smoketree, Series A, 3.90%(1) . . . . . . . . . . . . . . . . . . . . .	5,145,000	5,145,000
San Diego Cnty., CA Unified Port District Airport RB, Lindberg Field, 3.70%, 1/23/01(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,290,000	6,290,000
San Diego, CA Water Utility Fund Net System RB, ABN AMRO Munitops Certificates Trust, Series 1998–10, FGIC Insured, 4.34%(1)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,000,000
San Francisco, CA Bay Area Transit FAU RB, 3.70%, 2/22/01(2) . . . . . . . . . . . . . . .	6,500,000	6,500,000

Statement of Investments December 31, 2000 (Unaudited) (Continued)
Centennial California Tax Exempt Trust

Short-Term Tax-Exempt Obligations (Continued) California (Continued)	Principal Amount	value See Note 1
San Francisco, CA City & Cnty. Finance Corp. Lease RB, Moscone Center Expansion Project, Series 1, AMBAC Insured, 3.85%(1) . . . . .	$4,000,000	$ 4,000,000
San Francisco, CA City & Cnty. International Airport RB, Series 88, 4.34%(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	1,700,000 147,634,525

U.S. Possessions—4.8% PR CMWLTH GOB, 4.05%(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	7,500,000
Total Investments, at Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	98.5%	155,134,525
Other Assets Net of Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.5	2,356,919
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100.0%	$157,491,444

To simplify the listings of securities, abbreviations are used per the table below:
CDC—Community Development Corp.	MH—Multifamily Housing
CMWLTH—Commonwealth	MTAU—Metropolitan Transportation Authority
FAU—Finance Authority	PCFAU—Pollution Control Finance Authority
GOB—General Obligation Bonds	RAN—Revenue Anticipation Nts.
GOUN—General Obligation Unlimited Nts.	RB—Revenue Bonds
HAU—Housing Authority	RRB—Revenue Refunding Bonds
HF—Health Facilities	SCDAU—Statewide Communities Development Authority
HFA—Housing Finance Agency	TAN—Tax Anticipation Nts.
IDV—Industrial Development	USD—Unified School District

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 2000. This instrument may also have a demand feature which allows, on up to 30 days’ notice, the recovery of principal at any time, or at specified intervals not exceeding one year.
2.Put obligation redeemable at full face value on the date reported.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,000,000 or 8.89% of the Trust’s net assets as of December 31, 2000.

See accompanying Notes to Financial Sta tements.

Statement of Investments December 31, 2000 (Unaudited)
Centennial California Tax Exempt Trust

ASSETS Investments, at value-see accompanying statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$155,134,525
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,050,424
Receivables and other assets: Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,929,620
Shares of beneficial interest sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	501,654
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	41,258
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	158,657,481
LIABILITIES Payables and other liabilities: Shares of beneficial interest redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	986,117
Service plan fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77,963
Shareholder reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	56,042
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,840
Transfer and shareholder servicing agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,185
Trustees’ compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	199
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,691
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,166,037
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$157,491,444
COMPOSITION OF NET ASSETS Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$157,531,399
Accumulated net realized loss on investment transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(39,955)
NET ASSETS—applicable to 157,531,399 shares of beneficial interest outstanding . . . . . . . . . . . . .	$157,491,444
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE . . . . . . . . . . .	$1.00

See accompanying Notes to Financial Statements.

Statement of Operations For the Six Months Ended December 31, 2000 (Unaudited)
Centennial California Tax Exempt Trust

INVESTMENT INCOME Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,188,903
EXPENSES Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	408,020
Service plan fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	157,142
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,379
Shareholder reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,198
Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,023
Transfer and shareholder servicing agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,642
Trustees’ compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	701
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,620
Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	683,725
Less expenses paid indirectly . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(8,648)
Less reimbursement of expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(21,292)
Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	653,785
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,535,118
NET REALIZED GAIN ON INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,678
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . .	$2,537,796

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets
Centennial California Tax Exempt Trust

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30, 2000
OPERATIONS Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,535,118	$ 4,121,252
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,678	(10,121)
Net increase in net assets resulting from operations . . . . . . . . . . . . .	2,537,796	4,111,131
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS	(2,535,118)	(4,121,252)
BENEFICIAL INTEREST TRANSACTIONS Net increase (decrease) in net assets resulting from beneficial interest transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,771,739)	6,431,149
NET ASSETS Total increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,769,061)	6,421,028
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	162,260,505 ;	155,839,477
End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$157,491,444	$162,260,505

See accompanying Notes to Financial Statements.

Financial Highlights
Centennial California Tax Exempt Trust

	Six Months Ended December 31, (Unaudited)	Year Ended June 30,
	2000	2000	1999	1998	1997	1996
PER SHARE OPERATING DATA Net asset value, beginning of period . . . . . .	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations— net investment income and net realized gain . . . . . . . . . . . . . . . . . . . . .	.02	.03	.02	.03	.03	.03
Dividends and/or distributions to shareholders . . . . . . . . . . . . . . . . . . .	(.02)	(.03)	(.0 2)	(.03)	(.0 3)	(.03)
Net asset value, end of period . . . . . . . . . . .	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN(1) . . . . . . . . . . . . . . . . . . . .	1.57%	2.63%	2.41%	2.86%	2.81%	2.97%
RATIOS/SUPPLEMENTAL DATA Net assets, end of period (in thousands)	$157,491	$162,261	$155,839	$155,832	$131,939	$118,838
Average net assets (in thousands) . . . . . . .	$162,305	$160,351	$168,272	$160,317	$129,087	$112,911
Ratios to average net assets:(2) Net investment income . . . . . . . . . . . . . . . .	3.11%	2.57%	2.38%	2.81%	2.78%	2.94%
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.84%	0.83%	0.80%	0.80%(3)	0.82%(3)	0.80%(3)
Expenses, net of voluntary assumption of expenses and/or expenses paid indirectly . . . . . . . . . . . . . . . . . . .	0.80%	0.81%	0.78%	0.79%	0.80%	0.79%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Centennial California Tax Exempt Trust

1. Significant Accounting Policies

Centennial California Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from federal and California personal income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Non-Diversification Risk. The Trust is “non-diversified” and can invest in the securities of a single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Trust is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 2000, the Trust had available for federal income tax purposes unused capital loss carryovers as follows:	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are a ccounted for as of the trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

		The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expiring
2006	$ 3,041
2007	20,533
2008	10,414

Notes to Financial Statements (Unaudited)(Continued)
Centennial California Tax Exempt Trust

2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended December 31, 2000		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount
Sold . . . . . . . . . . . . . . . . . . .	271,985,893	$ 271,985,893	568,522,086	$ 568,522,086
Dividends and/or distributions reinvested . .	2,656,017	2,656,017	3,943,530	3,943,530
Redeemed . . . . . . . . . . . . . .	(279,413,649)	(279,413,649)	(566,034,467)	(566,034,467)
Net increase (decrease) . . .	(4,771,739)	$ (4,771,739)	6,431,149	$ 6,431,149

3. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume certain expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The Trust's management fee for the six months ended December 31, 2000, was an annualized rate of 0.50%, before any waiver by the Manager if applicable.	Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servic-ing agent for the Trust and for other registered invest ment companies on an “at-cost” basis. Effective January 1, 2001, the Trust ended this “at-cost” arrangement and began paying SSI an annual maintenance fee for each Trust shareholder account.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions.
Centennial California Tax Exempt Trust	2000 Semiannual Report Centennial California Tax Exempt Trust December 31,2000
Officers and Trustees
James C. Swain, Trustee and Chairman
      of the Board
Bridget A. Macaskill, Trustee and President
Robert G. Avis, Trustee
George C. Bowen, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
Michael J. Carbuto, Vice President
Andrew J. Donohue, Vice President
       and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor and Distributor
Centennial Asset Management Corporation

Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.

Custodian of Portfolio Securities
Citibank, N.A.

Independent Auditors
Deloitte & Touche LLP

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the Trust without examination of those records by the independent auditors.

For more complete information about Centennial California Tax Exempt Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at 1.800.525.9310. Please read the Prospectus carefully before you invest any money.